“Exhibit 33~~2.1~~”

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Boundaries Capital, Inc. (the “Company”), on Form 10-KSB/A for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Conrad Clemiss, President of the Company, and I, David Derby, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report duly complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Conrad Clemiss ___________________________ Conrad Clemiss, President ~~November 18~~December 31, 2003	/s/ David Derby ___________________________ David Derby, Chief Financial Officer ~~November 18~~December 31, 2003